Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

ALLIANZGI MANAGED ACCOUNTS TRUST (the “Trust”)

Supplement dated August 19, 2014 to the Prospectus and Statement of Additional Information dated March 3, 2014, each as supplemented from time to time

Transition of Investment Advisory, Administration and Distribution Services for Fixed Income SHares: Series C, Series M, Series R, Series TE and Series LD (each, a “Portfolio” and together, the “Portfolios”)

Effective at the close of business on September 5, 2014, Pacific Investment Management Company LLC (“PIMCO”) will assume responsibility as the investment adviser and administrator to each Portfolio of the Trust pursuant to an investment advisory contract between PIMCO and the Trust (the “Advisory Contract”) and a supervision and administration agreement between PIMCO and the Trust (the “Administration Agreement”). In connection with this change, effective at the close of business on September 5, 2014, the Trust’s name will change to “PIMCO Managed Accounts Trust,” although the names of the individual Portfolios will not change. In addition, the Trust, on behalf of the Portfolios, will enter into a new distribution contract (the “Distribution Contract”) with PIMCO Investments LLC (“PIMCO Investments”), a U.S. registered broker-dealer affiliate of PIMCO.

PIMCO will replace its affiliate Allianz Global Investors Fund Management LLC (“AGIFM”) as the investment adviser and administrator to the Portfolios. Pursuant to the Advisory Contract, which was approved by the Portfolios’ shareholders, PIMCO will continue to provide the day-to-day portfolio management services it has provided to each Portfolio as its sub-adviser and the same investment professionals that are currently responsible for managing each Portfolio will remain responsible for managing such Portfolio. In addition, pursuant to the Administration Agreement, PIMCO will assume responsibility for the supervisory and administrative services currently provided by AGIFM. Accordingly, PIMCO personnel will replace AGIFM personnel as Trust officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, transfer agency, shareholder servicing and other services required for the daily operations of the Portfolios. In addition, pursuant to the Distribution Contract, PIMCO Investments will provide the distribution services for the Portfolios that are currently provided by Allianz Global Investors Distributors LLC, an affiliate of AGIFM.

PIMCO will receive no compensation under the Advisory Contract or the Administration Agreement with respect to the Portfolios and PIMCO Investments will receive no compensation under its Distribution Contract with respect to the Portfolios. The fee and expense levels and related arrangements of the Portfolios will not change as a result of the transition. Each Portfolio is, and will continue to be, an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolios, and unaffiliated with AGIFM or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO and/or its affiliates receive fees or other benefits from or through their relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option, which arrangements are not expected to change as a result of the transition to PIMCO under the Advisory Contract.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2014, PIMCO had approximately $1.97 trillion in assets under management.

PIMCO Investments, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission.

Please Retain This Supplement for Future Reference.